EARNING PER SHARE	9 Months Ended
Sep. 30, 2011
EARNING PER SHARE [Abstract]
EARNING PER SHARE
9. EARNING PER SHARE

Basic earnings per share (“EPS”) are computed by dividing net income by the weighted average number of common shares outstanding for the period. Diluted EPS is computed by dividing net income by the weighted average number of common shares and dilutive common stock equivalents (i.e., stock options, warrants) outstanding during the period.

For the nine months ending September 30, 2011, the Company had a net loss, thus any effect of common stock equivalents outstanding would be antidilutive. For the nine months ended September 30, 2010, the Company had 16,700 restricted shares outstanding, which were included in the total common shares issued and outstanding as at September 30, 2010.